Putnam
New York
Tax Exempt
Money Market Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

Putnam New York Tax Exempt Money Market Fund's recently concluded fiscal year coincided with one of the more volatile market environments in recent memory. As is typically the case under such conditions, demand for money market securities increased substantially throughout the year. In the process of investing the fund's swelling assets, your fund's manager, Brian Torpey, was able to take advantage of the fact that money-market yields have risen -- reflecting the higher short-term interest rates implemented by the Federal Reserve Board this year. The following report provides further details of his strategies and shows how the fund benefited as a result.

Shortly after the end of the fund's fiscal year, Brian took on other responsibilities within our Tax Exempt Bond Group. We are pleased to announce that Joyce E. Dragone has been appointed as your fund's manager. Before assuming her new position, Joyce was a municipal bond trader in the Tax Exempt Bond Group. Her association with Putnam dates back to 1981. She has 18 years of investment experience.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 17, 2001

REPORT FROM FUND MANAGEMENT

Brian S. Torpey

Money market investments attracted great interest during much of the 12 months ended November 30, 2000. Uncertainty about the direction of interest rates, the stock market's volatility, and the outcome of the U.S. presidential election late in the year convinced investors to seek the relative safety and predictability of short-term investments. Tax-exempt money market funds enjoyed an additional benefit: the strength of the U.S. economy has been generating greater personal wealth, which investors are eager to shelter from taxes.

Not surprisingly, money market assets have climbed dramatically. As of November 30, 2000, Lipper Analytical Services reported that U.S. money market assets grew 15.60% from a year earlier -- a considerable increase. With this growth has come some constraints, however, as municipal money market issuance in New York has not kept pace with demand. We have focused our efforts on seeking to maintain Putnam New York Tax Exempt Money Market Fund's competitive yield, stable share value, and strategic diversification in the midst of very dynamic and overwhelmingly positive market conditions.

Total return for 12 months ended 11/30/00

                       NAV
------------------------------------------------------------------
                      3.34%
------------------------------------------------------------------

Past performance is no indication of future results. Performance information for longer periods and explanation of performance calculation methods begin on page 5.

* SOUND STATE ECONOMY, POLITICAL LEADERSHIP GENERATED HISTORIC BUDGET SURPLUS

Like much of the nation, the Empire State is enjoying strong economic growth, which has led to sizable budget surpluses. In fact, New York City just recorded 20 consecutive years of operating surpluses, despite a heavy debt burden. The size of its surplus for fiscal 2000 was larger than any time in its recorded history. Most certainly, Wall Street's continued profitability is a large factor in this happy state of affairs.

At the state level, Governor Pataki and the legislature approved the Debt Reform Act of 2000 after broad bipartisan efforts. The passage of this bill, which places restrictions on the state's ability to issue new debt, boosts New York's political credibility because it preserves the status quo debt burden level and minimizes the risk of any increase in the state's debt. Given these positive developments, both New York City and New York state bonds received favorable reviews from the rating agencies. Moody's and Standard & Poor's recently upgraded New York City bond ratings from A3 and A- to A2 and A, respectively. Moody's also changed its outlook for New York state from stable to positive -- a step that typically presages a credit upgrade. These credit developments have had a very positive impact on the prices of bonds held in your portfolio.

* SHORT-TERM INTEREST RATES ROSE BUT SUPPLY/DEMAND IMBALANCE PRESSURED YIELDS

The Federal Reserve Board may have assumed a more neutral stance in the final weeks of 2000, but its anti-inflationary bias pushed short-term interest rates higher during much of your fund's fiscal year. The federal funds rate (the rate of interest associated with borrowing among the member banks of the Federal Reserve System) rose from 5.25% to 6.50% during the 12 months ended November 30, 2000. The yields on new tax-free money market securities coming to market have also risen, resulting in incremental boosts to the fund's yield.

On the other hand, our efforts have been complicated by the fact that investor demand far exceeds the supply of new municipal money market issues. With rising tax revenues, the state and its municipalities have less need to borrow to finance their operations. Yet, considering New York's high taxes and high per capita income, state and local municipal obligations remain one of the most attractive ways for investors to shelter their income from taxes. Consequently, strong, steady demand in the face of light supply is pushing yields of New York short-term municipal bonds below the national average. (When demand is high, bond prices rise and bond yields fall.)

* PORTFOLIO REFLECTS COMMITMENT TO PRINCIPAL STABILITY

With new investment opportunities limited, the fund ended its fiscal year with 61% of its assets invested in variable rate demand notes (VRDNs). VRDNs are brought to market with a 30-year maturity and a coupon that resets at par, or face value, daily, weekly, or monthly, depending on the structure of the municipal debt. Since the bonds reset at par, they lend stability to the fund's net asset value and help preserve principal. These bonds also contain a put option, which allows the bondholder (Putnam) to tender the bonds for purchase on the date a new interest rate is set -- thereby establishing their short-term status. To meet such a demand, we require the issuer to have some form of liquidity or credit support. This can take the form of a letter of credit from a major commercial bank or a standby purchase agreement from an insurance company.

The fund's remaining assets were split among other short-term investments, tax-exempt notes (27%) and tax-exempt commercial paper (8%). Tax-exempt notes provide interim financing for state and local governments when there is a shortfall between expenses and the collection of tax revenues. To qualify as short-term municipal securities, these notes must mature within 13 months or 397 days from the date of purchase. Credit quality of the issuing municipality and yield are important factors to weigh when assessing the value of such notes. Tax-exempt commercial paper is another conduit through which municipalities can issue short-term debt. The fund's commercial paper investments typically have maturities of 60 to 90 days, although maturities can run between 30 and 120 days.

On November 30, the fund's average days to maturity was 31 days. This maturity was shorter than the current norm but is a function of the demand/supply dynamics shaping the current municipal bond market. Typically, the fund's average days to maturity falls in the range of 50 to 60 days and cannot exceed 90 days.

* MORE FAVORABLE INTEREST RATE SCENARIO ANTICIPATED

The Fed did not raise interest rates in October or November, shifted to a neutral bias in December, and in a surprise move on January 3rd, cut short-term rates by 50 basis points. While we've always said that monetary policy changes works with a lag of six to twelve months, this interest rate cut should give the economy a much-needed psychological boost.

In this environment, your fund's management team will continue to monitor the supply of new issuance in the hope of adding longer-term securities to extend the fund's average days to maturity. While credit quality remains paramount, tax-exempt notes offer an attractive way to augment the fund's income stream in the current interest rate environment. However, the addition of longer-term securities would become an option once yields on New York short-term municipal debt move more into line with yields on comparable securities around the nation. In the meantime, are confident that the current mix of investments offers a healthy balance of stability and tax-free income for our shareholders.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/00, there is no guarantee the fund will continue to hold these securities in the future. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.


PERFORMANCE COMPARISONS (11/30/00)

                                 Current      After-tax      After-tax
                                 return*       return 1       return 2
-----------------------------------------------------------------------
Passbook savings account          1.09%         0.59%          0.61%
-----------------------------------------------------------------------
Taxable money market fund
(7-day yield)                     5.70          3.08           3.21
-----------------------------------------------------------------------
3-month certificate
of deposit                        4.60          2.48           2.59
-----------------------------------------------------------------------
Putnam New York Tax Exempt
Money Market Fund (7-day yield)   3.43          3.43           3.43
-----------------------------------------------------------------------
The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal values on passbook savings and on bank CDs are generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals.

*Sources: Fleet National Bank (passbook savings), Bank Rate Monitor
 (3-month CDs), IBC/Donaghue's Money Fund Report (taxable money market fund compound 7-day yield).

1 After-tax return assumes a combined 46.02% federal, New York state, and New York City tax rate.

2 After-tax return assumes a combined 43.74% federal and New York state tax rate.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking current income exempt from state, federal and New York City personal income tax consistent with capital preservation, stable principal, and liquidity.

TOTAL RETURN FOR PERIODS ENDED 11/30/00

                                                Lipper New York
                                                   Tax Exempt       Consumer
                                   Fund shares  Money Market Fund     price
                                      at NAV        Average           index
-------------------------------------------------------------------------------
1 year                                3.34%          3.44%            3.44%
-------------------------------------------------------------------------------
5 years                              15.49          15.71            13.26
Annual average                        2.92           2.96             2.52
-------------------------------------------------------------------------------
10 years                             31.90          32.72            30.19
Annual average                        2.81           2.87             2.67
-------------------------------------------------------------------------------
Annual average
(Life of fund
since 10/26/87)                       3.32           3.35             3.20
-------------------------------------------------------------------------------
Current return (end of period)                              Fund shares at NAV
-------------------------------------------------------------------------------
Current 7-day yield 1                                                 3.43%
-------------------------------------------------------------------------------
Taxable equivalent 2                                                  6.35
-------------------------------------------------------------------------------
Taxable equivalent 3                                                  6.10
-------------------------------------------------------------------------------
Current 30-day yield 1                                                3.49
-------------------------------------------------------------------------------
Taxable equivalent 2                                                  6.47
-------------------------------------------------------------------------------
Taxable equivalent 3                                                  6.20
-------------------------------------------------------------------------------
Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

1 The current 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield data more closely reflects the current earnings of the fund.

2 Assumes a combined 46.02% federal, New York state, and New York City tax rate.

3 Assumes a combined 43.74% federal and New York state tax rate.

DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/00

-------------------------------------------------------------------------------
Distributions (number)                                                    12
-------------------------------------------------------------------------------
Income                                                                $0.032884
-------------------------------------------------------------------------------
  Total                                                               $0.032884
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/00 (most recent calendar quarter)

                                                                     Fund shares
                                                                       at NAV
-------------------------------------------------------------------------------
1 year                                                                  3.37%
-------------------------------------------------------------------------------
5 years                                                                15.53
Annual average                                                          2.93
-------------------------------------------------------------------------------
10 years                                                               31.71
Annual average                                                          2.79
-------------------------------------------------------------------------------
Annual average
(Life of fund,
since 10/26/87)                                                         3.32
-------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.


COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all New York tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Money Market Fund, including the fund's portfolio, as of November 30, 2000, and the related statement of operations for the year then ended, statement of changes in net assets for the year then ended and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1999, and the financial highlights for each of the years in the four-year period ended November 30, 1999 were audited by other auditors whose report dated January 7, 2000 expressed an unqualified opinion on that financial statement and those financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund as of November 30, 2000, the results of its operations, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                      KPMG  LLP
Boston, Massachusetts
December 29, 2000




THE FUND'S PORTFOLIO
November 30, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
LOC                 -- Letter of Credit
MBIA                -- Municipal Bond Investors Assurance Corporation
RAN                 -- Revenue Anticipation Notes
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (88.7%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (88.7%)
-------------------------------------------------------------------------------------------------------------------
     $    1,800,000 Dutchess Cnty., Indl. Dev. Agency Civic Fac.
                    VRDN (Marist College), Ser. A, 4.4s, 7/1/28
                    (Bank of New York (LOC))                                              VMIG1       $   1,800,000
          1,000,000 Glens Falls, Indl. Dev. Agcy. VRDN (Broad St. Ctr.),
                    4.2s, 8/1/05 (Suntrust Bank (LOC))                                    A-1+            1,000,000
          3,500,000 Long Island, Pwr. Auth. Elec. Syst. VRDN, Ser. 1,
                    4.2s, 5/1/33 (Westduetsche Landesbank (LOC),
                    Bayerische Landesbank (LOC))                                          VMIG            3,500,000
          2,200,000 Nassau Cnty., RAN, Ser. B, 6s, 3/20/01
                    (Bayerische Landsbank (LOC), State Street
                    B&T Co. (LOC))                                                        MIGI            2,209,780
          1,900,000 Niagara Cnty., Indl. Dev. Agcy. Solid Waste Disp.
                    VRDN (American Fuel Co.), Ser. A, 4.2s,
                    11/15/24 (Wachovia Bank of NC (LOC))                                  VMIG1           1,900,000
          1,800,000 NY City, VRDN, Ser. B, FGIC, 4 1/2s, 10/1/21                          VMIG1           1,800,000
          1,700,000 NY City, Hlth. & Hosp. Corp. VRDN, Ser. A, 4.1s,
                    2/15/26 (Morgan Guaranty Trust (LOC))                                 VMIG1           1,700,000
          1,500,000 NY City, Indl. Dev. Agcy. VRDN (Stroheim &
                    Romann, Inc.), 3.95s, 12/1/15 (Westdeutsche
                    Landesbank (LOC))                                                     VMIG1           1,500,000
          1,240,000 NY City, Muni. Wtr. Fin. Auth. Rev. Bonds, Ser. A,
                    MBIA, 6 1/4s, 6/15/21 (PRE)                                           AAA             1,252,777
                    NY State Dorm. Auth. VRDN
          2,000,000 (Oxford U. Press Inc.), 4.2s, 7/1/23
                    (Landesbank Hessen Thuringen (LOC))                                   VMIG1           2,000,000
          1,700,000 (NY Pub. Library), Ser. B, MBIA, 4.1s, 7/1/28                         VMIG1           1,700,000
          1,910,000 NY State Energy Res. & Dev. Auth. VRDN
                    (Elec. & Gas), 4s, 6/1/29 (Morgan Guaranty
                    Trust (LOC))                                                          VMIG1           1,910,000
          1,600,000 NY State Hsg. Fin. Agcy. VRDN (Special Surgery
                    Hosp. Staff), Ser. A, 4.4s, 11/1/10
                    (Chase Manhattan Bank (LOC))                                          VMIG1           1,600,000
          1,150,000 NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
                    (Secured Hosp.), 7.4s, 8/15/21 (PRE)                                  AAA             1,196,869
          1,800,000 NY State Med. Care Fac. Fin. Agcy. VRDN
                    (Lenox Hill Hosp.), Ser. A, 4.1s, 11/1/08
                    (Chase Manhattan Bank (LOC))                                          VMIG1           1,800,000
                    NY State Pwr. Auth. Rev. Bonds, Ser. Y (PRE)
          1,000,000 6 3/4s, 1/1/18                                                        AAA             1,022,211
          1,000,000 6 1/2s, 1/1/11                                                        AAA             1,021,534
            300,000 6 1/2s, 1/1/04                                                        AAA               306,540
            200,000 6s, 1/1/20                                                            AAA               200,306
            500,000 NY State Thruway Auth. Hwy. & Bridge
                    Rev. Bonds, Ser. A, AMBAC, 5s, 4/1/01                                 Aaa               500,408
          1,875,000 NY State Urban Dev. Corp. Rev. Bonds
                    (Correctional Facs.), Ser. 2, 7 1/2s, 1/1/11 (PRE)                    AAA             1,917,597
                    Triborough, Bridge & Tunnel Auth. Rev. Bonds
            500,000 Ser. T, 7s, 1/1/20 (PRE)                                              AAA               511,023
            500,000 Ser. S, 7s, 1/1/11 (PRE)                                              AAA               508,674
          2,000,000 Westchester Cnty., Indl. Dev. Agcy. Civic Fac.
                    VRDN (Boys & Girls Club), 4.4s, 2/1/24
                    (Bank of New York (LOC))                                              VMIG1           2,000,000
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $34,857,719)                                                                $  34,857,719

SHORT-TERM INVESTMENTS (8.4%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          1,800,000 New York State Environmental Facility, effective
                    yield of 4.25%, December 6, 2000                                                      1,800,000
          1,500,000 New York State Metropolitan Transit Authority,
                    effective yield of 4.20%, February 8, 2001                                            1,500,000
                                                                                                      -------------
                    Total Short-Term Investments (cost $3,300,000)                                    $   3,300,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $38,157,719) (b)                                          $  38,157,719
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $39,277,657.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

      Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation
      "Moody's Investment Grade", or "MIG", for most short-term adding a "V" ("VMIG")
      for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature

      Moody's Investor Service, Inc.

      MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
      MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
      Aaa = Extremely strong capacity to pay interest and repay principal
      Aa = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

      P-1 = Superior capacity for repayment `
      P-2 = Strong capacity for repayment

      Standard & Poor's Corp.
      AAA = Extremely strong capacity to pay interest and repay principal
      AA = Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree
      SP-1+ = Very strong capacity to pay principal and interest
      SP-1 = Strong capacity to pay principal and interest
      SP-2 = Satisfactory capacity to pay principal and interest
      A-1+ = Extremely strong degree of safety
      A-1 = Strong degree of safety
      A-2 = Satisfactory capacity for timely repayment

  (b) The aggregate identified cost on a tax basis is the same.

(PRE) These securities are prerefunded with callable dates within a year.

      The rates shown on VRDN's are the current interest rates shown at November 30, 2000 which are subject to change based on the terms of the security.

      The fund had the following industry group concentrations greater than 10% at November 30, 2000 (as a percentage of net assets): (unaudited)

           Utilities       20.3%
           Education       19.1
           Health care     16.0

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                           $38,157,719
-------------------------------------------------------------------------------------------
Cash                                                                                119,921
-------------------------------------------------------------------------------------------
Interest and other receivables                                                      369,021
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              925,823
-------------------------------------------------------------------------------------------
Total assets                                                                     39,572,484

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                77,815
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          128,028
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         42,914
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            6,277
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                         6,046
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,340
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               32,407
-------------------------------------------------------------------------------------------
Total liabilities                                                                   294,827
-------------------------------------------------------------------------------------------
Net assets                                                                      $39,277,657

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital  (Note 4)                                                       $39,277,657
-------------------------------------------------------------------------------------------
Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($39,277,657 divided by 39,277,657 shares)                                            $1.00
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2000
Tax exempt interest income                                                       $1,636,744
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    181,316
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       67,953
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,890
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      3,316
-------------------------------------------------------------------------------------------
Auditing                                                                             24,028
-------------------------------------------------------------------------------------------
Other                                                                                26,193
-------------------------------------------------------------------------------------------
Total expenses                                                                      308,696
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (60,087)
-------------------------------------------------------------------------------------------
Net expenses                                                                        248,609
-------------------------------------------------------------------------------------------
Net investment income                                                             1,388,135
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                             $1,388,135
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended November 30
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                 $ 1,388,135      $ 1,009,220
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    1,388,135        1,009,220
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (1,388,135)      (1,009,220)
--------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)           (1,773,706)       2,065,212
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                (1,773,706)       2,065,212

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                      41,051,363       38,986,151
--------------------------------------------------------------------------------------------------
End of year                                                           $39,277,657      $41,051,363
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of year                      $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Investment operations
-----------------------------------------------------------------------------------------------------
Net investment income                  .0329        .0251        .0288        .0287        .0289
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  .0329        .0251        .0288        .0287        .0289
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                     (.0329)      (.0251)      (.0288)      (.0287)      (.0289)
-----------------------------------------------------------------------------------------------------
Total distributions                   (.0329)      (.0251)      (.0288)      (.0287)      (.0289)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of year                            $1.00        $1.00        $1.00        $1.00        $1.00
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  3.34         2.55         2.91         2.91         2.93
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)                       $39,278      $41,051      $38,986      $44,101      $39,456
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .76          .77          .79          .83          .88
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               3.43         2.60         2.88         2.92         2.75
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestments.

(b) Includes amounts paid through expense offset arrangements. (Note 2)



NOTES TO FINANCIAL STATEMENTS
November 30, 2000

Note 1
Significant accounting policies

Putnam New York Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal, New York State and New York City personal income taxes as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly owned subsidiary of Putnam Investments, Inc., believes is consistent with the maintenance of liquidity, preservation of capital and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation The valuation of the funds' portfolio instruments is determined by means of the amortized cost method (which approximates market value) as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends are recorded daily by the fund and are paid monthly to the shareholders.

E) Amortization of bond premium and accretion of bond discount Premiums and discounts from purchases of short-term investments are amortized/accreted at a constant rate until maturity.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2000, the fund's expenses were reduced by $60,087 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $279 has been allocated to the fund and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

For the year ended November 30, 2000, Putnam Retail Management, Inc., a wholly-owned subsidiary of Putnam Investments, Inc., acting as underwriter receives proceeds from contingent deferred sales charges that apply to certain shares that have been exchanged from other Putnam funds. Putnam Retail Management, Inc., received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchases and sales of securities

During the year ended November 30, 2000, cost of purchases and proceeds from sales (including maturities) of investment securities (all short-term obligations) aggregated $106,547,777 and $108,012,175, respectively.

Note 4
Capital shares

At November 30, 2000, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares at a constant net asset value of $1.00 per share were as follows:

                                                     Year ended November 30
---------------------------------------------------------------------------
                                                  2000                1999
---------------------------------------------------------------------------
Shares sold                                 47,297,346          55,489,896
---------------------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                                1,270,791             928,424
---------------------------------------------------------------------------
                                            48,568,137          56,418,320

Shares
repurchased                                (50,341,843)        (54,353,108)
---------------------------------------------------------------------------
Net increase
(decrease)                                  (1,773,706)          2,065,212
---------------------------------------------------------------------------

Note 5
Change in independent accountants
(Unaudited)

Based on the recommendation of the Audit Committee of the fund, the Board of Trustees has determined not to retain PricewaterhouseCoopers
LLP as this fund's independent accountants and voted to appoint KPMG LLP for the fund's fiscal year ended November 30, 2000. During the two previous fiscal years, PricewaterhouseCoopers LLP audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principle.
Further, in connection with its audits for the two previous fiscal years and through July 24, 2000, there were no disagreements between the fund and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused it to make reference to the disagreements in its report on the financial statements for such years.

Note 6
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The fund has not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Asia Pacific Growth Fund
Capital Appreciation Fund
Capital Opportunities Fund
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
Growth Opportunities Fund
Health Sciences Trust
International Growth Fund
International New Opportunities Fund
Investors Fund
New Century Growth Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Research Fund
Tax Smart Equity Fund
Technology Fund
Vista Fund
Voyager Fund
Voyager Fund II

GROWTH AND INCOME FUNDS

Balanced Fund
Balanced Retirement Fund
Classic Equity Fund *
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund
The Putnam Fund for Growth and Income
International Growth and Income Fund
New Value Fund
Small Cap Value Fund
Utilities Growth and Income Fund

INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Governmental Income Trust
High Yield Advantage Fund [DBL. DAGGER]
High Yield Trust [DBL. DAGGER]
High Yield Trust II
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund **
Preferred Income Fund
Strategic Income Fund
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund **
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK] **

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* Formerly Putnam Growth and Income Fund II

[DBL. DAGGER] Closed to new investors. Some exceptions may apply.
              Contact Putnam for details.

[SECTION MARK]  Not available in all states.

** An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

   Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Brian S. Torpey
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581.

You can also learn more at Putnam Investments'  Web site:
www.putnaminvestments.com.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN056-67691 063 1/01